UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 26, 2022 (July 21, 2022)

Commission File Number: 0-29923

Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(Zip Code)

(832) 467-1420
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders for Orbital Energy Group, Inc. (“The Company”) on July 21, 2022, the Company’s shareholders: elected eight directors to hold office until the 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified; ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; approved an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the number of shares for issuance by 5,000,000 shares; approved the conversion of the Company’s domicile state from Colorado to Texas which conversion shall include changing the corporate name from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc.

Proposal 1: Election of eight directors - each to a one-year term:

Nominee	For	Withheld	Broker Non-votes
William J. Clough	30,176,472	1,189,594	25,823,993
James F. O'Neil III	30,726,277	639,789	25,823,993
C. Stephen Cochennet	28,595,383	2,770,683	25,823,993
Corey A. Lambrecht	28,582,769	2,783,297	25,823,993
Sarah Tucker	26,883,790	4,482,276	25,823,993
Paul T. Addison	26,839,570	4,526,496	25,823,993
Jerry Sue Thornton	26,905,498	4,460,568	25,823,993
La Forrest V. Williams	26,864,397	4,501,669	25,823,993

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending December 31, 2022:

For	Against	Abstain	Broker Non-votes
55,401,286	452,263	1,336,408	—

Proposal 3: Advisory vote on the Company’s executive compensation (Say-on-Pay):

For	Against	Abstain	Broker Non-votes
22,328,068	6,754,942	2,283,056	25,823,891

Proposal 4: To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the number of shares for issuance by 5,000,000 shares:

For	Against	Abstain	Broker Non-votes
27,915,339	2,766,122	684,605	25,823,891

Proposal 5: To approve the conversion of the Company’s domicile state from Colorado to Texas which conversion shall include changing the corporate name from Orbital Energy Group, Inc. to Orbital Infrastructure Group, Inc.

For	Against	Abstain	Broker Non-votes
52,646,222	621,487	3,922,248	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 26th day of July 2022.

Orbital Energy Group, Inc.
(Registrant)

By:	/s/ William J. Clough
William J. Clough
Chief Legal Officer